Exhibit 99.1

CorMedix Inc. Provides Multiple Strategic Business Updates

-CorMedix Inc. Engages Evercore as Financial Advisor to Explore Strategic Alternatives to Maximize Shareholder Value-

-Elliott Management Provides Backstop Financing Commitment and Granted Right to Appoint Two Incremental Board Members-

-CorMedix Notified of Compliance with NYSE Listing Requirements-

- Expiration Date Extended for Certain Warrants-

-Will report Fourth Quarter 2014 Results and Host Conference Call on March 13 at 9 am EDT

BEDMINSTER, N.J., March 4, 2015 -- CorMedix Inc. (NYSE MKT: CRMD), a pharmaceutical company focused on developing and commercializing therapeutic products for the prevention and treatment of cardiac, renal and infectious diseases, today announced several strategic business updates.

CorMedix Engages Evercore as Financial Advisor to Explore Strategic Alternatives

CorMedix announced today that it has retained investment bank Evercore as financial advisor to explore strategic alternatives, in order to accelerate the global development of Neutrolin® Catheter Lock Solution and maximize shareholder value.

“Based on our ongoing belief in the value and clinical potential of Neutrolin® as an important product to address a significant medical need, the CorMedix Board and management has retained Evercore  to evaluate and identify strategic alternatives aimed to accelerate the product’s global development and commercialization,” said Randy Milby, CorMedix Chief Executive Officer. “We believe Evercore’s premier reputation, track record, and industry expertise will help us to maximize the value of Neutrolin® more efficiently.”

Neutrolin® is a novel formulation of taurolidine, citrate and heparin 1000 u/ml that provides a combination preventative solution, decreases the triple threat of infection, thrombosis and biofilm to keep catheters operating safely and efficiently by optimizing catheter blood flow while minimizing infections and biofilm formation for oncology, hemodialysis, and intensive care patients.  Neutrolin® has CE mark approval for use in the European Union and was recently approved to enter a Phase 3 program in the United States.  The U.S. Food and Drug Administration (FDA) has designated Neutrolin®, as a Qualified Infectious Disease Product (QIDP), which provides an additional five years of market exclusivity in addition to the five years granted for a New Chemical Entity under Hatch-Waxman patent exclusivity.

1430 Route 206, Suite 200, Bedminster, NJ, 07921
Tel:  (908) 517-9500
www.cormedix.com

CorMedix Extends Expiration Date for Certain Warrants; Elliott Management Provides Backstop Financing Commitment

CorMedix is extending to April 30, 2015 the expiration date for certain of its warrants for which the resale of the common stock underlying the warrants has not yet been registered. The extension is to allow the company time to register the resale of the underlying shares.  These warrants were issued to pre-IPO bridge investors in 2010. In addition, CorMedix announced that Elliott Management has extended to the company a financing commitment to serve as a back stop in the event these warrants are not exercised; CorMedix also agreed it will amend certain warrants held by Elliott and issue 200,000 additional warrants at an exercise price of $7.00.  Additionally, CorMedix granted Elliott the right to appoint two incremental board members.

CorMedix Notified of Compliance with NYSE MKT Listing Requirements

On Monday, March 2, 2015, the NYSE MKT notified CorMedix that the company has regained compliance with the NYSE MKT listing requirements since the Company as of February 26, 2015 qualified for the market capitalization exception in Section 1003(a) of the NYSE MKT Company Guide.

Fourth Quarter 2014 Financial Results Conference Call

CorMedix will host its fourth quarter 2014 financial results conference call on March 13, 2015 at 9 am EDT.  The conference call may be accessed by dialing 877- 407-8031 for domestic callers and 201-689-8031 for international callers. Please specify to the operator that you would like to join the "CorMedix Fourth Quarter 2014 Financial Results Call”.  All participants who dial in will need to give the operator the following information:

-	First and Last Name
-	Company Name: CorMedix

-	Replay Number (Toll Free): 1-877-660-6853 (International): 201-689-8031
-	Conference ID #: 13603512
-	Teleconference Replay Available Until: Mar 20, 2015 at 11:59 PM

About CorMedix Inc.

CorMedix Inc. is a commercial-stage pharmaceutical company that seeks to in-license, develop and commercialize therapeutic products for the prevention and treatment of cardiac, renal and infectious diseases. CorMedix's first commercial product in Europe is Neutrolin®, a catheter lock solution for the prevention of catheter related bloodstream infections and maintenance of catheter patency in tunneled, cuffed, central venous catheters used for vascular access in hemodialysis patients, in addition to oncology patients, critical care patients including neonates, and patients receiving total parenteral nutrition, IV hydration, and/or IV medications.  Please see the company's website at www.cormedix.com for additional information. Plans are in progress to expand commercial distribution into the United States, Asia, the Middle East, South America and Africa upon appropriate regulatory approval.

1430 Route 206, Suite 200, Bedminster, NJ, 07921
Tel:  (908) 517-9500
www.cormedix.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. All statements, other than statements of historical facts, regarding management's expectations, beliefs, goals, plans or CorMedix's prospects, future financial position, financing plans, future revenues and projected costs, or ability to identify and enter into strategic transactions, should be considered forward-looking. Readers are cautioned that actual results may differ materially from projections or estimates due to a variety of important factors, including: our ability to successfully identify, pursue and realize strategic opportunities; the cost, timing and results of  the planned Phase 3 trial for Neutrolin in the U.S.; obtaining regulatory approvals to conduct clinical trials and to commercialize CorMedix's product candidates, including marketing of Neutrolin® in countries other than Europe; the risks associated with the launch of Neutrolin® in new  markets; CorMedix's ability to enter into, execute upon and maintain collaborations with third parties for its development and marketing programs; CorMedix's ability to maintain its listing on the NYSE MKT; the risks and uncertainties associated with CorMedix's ability to manage its limited cash resources; the outcome of clinical trials of CorMedix's product candidates and whether they demonstrate these candidates' safety and effectiveness; CorMedix's dependence on its collaborations and its license relationships; achieving milestones under CorMedix's collaborations; obtaining additional financing to support CorMedix's research and development and clinical activities and operations; CorMedix's dependence on preclinical and clinical investigators, preclinical and clinical research organizations, manufacturers, sales and marketing organizations, and consultants; and protecting the intellectual property developed by or licensed to CorMedix. These and other risks are described in greater detail in CorMedix's filings with the SEC, copies of which are available free of charge at the SEC's website at www.sec.gov or upon request from CorMedix. CorMedix may not actually achieve the goals or plans described in its forward-looking statements, and investors should not place undue reliance on these statements. CorMedix assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Contact:
Investors:
CorMedix Inc.
Randy Milby
(908) 517-9489

Media:
Mike Beyer
Sam Brown Inc.
(312)-961-2502
mikebeyer@sambrown.com

Evercore
John Honts
(212) 857-3145
honts@evercore.com

1430 Route 206, Suite 200, Bedminster, NJ, 07921
Tel:  (908) 517-9500
www.cormedix.com